SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

December 13, 2002
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On December 13, 2002, Spectrum Pharmaceuticals, Inc. (“Spectrum”) issued a press release announcing the completion of an offering of 285,000 shares of its common stock at a negotiated purchase price per share of $2.10 and warrants to purchase up to 65,550 shares of its common stock at an exercise price per share of $3.10 to three investors for an aggregate purchase price of $598,500. Spectrum paid fees to a finder in connection with the investors participating in this offering. The shares and warrants were issued pursuant to an effective Registration Statement on Form S-3 (Reg. No. 333-53108). A copy of the press release is attached hereto as Exhibit 99.1, and the forms of Securities Purchase Agreement and Warrant are attached hereto as Exhibits 10.1 and 4.1, respectively.

Item 7.    Exhibits

Exhibits:
4.1	Form of Warrant.
10.1	Form of Securities Purchase Agreement.
99.1	Press release dated December 19, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: December 19, 2002	By:	/s/ CAROL GRUETTER
	Name:	Carol Gruetter
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibits:
4.1	Form of Warrant.
10.1	Form of Securities Purchase Agreement.
99.1	Press release dated December 19, 2002.

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